10. INCOME TAXES (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
Income Taxes Details 2
Taxes computed at statutory rates	$ 3,720	$ 3,639	$ 3,559
Decrease in taxes due to net nontaxable income	(330)	(205)	(200)
Increase in taxes due to nondeductible expenses	166	40	42
Tax credits	0	0	(35)
Other	99	0	0
Income tax expense	$ 3,655	$ 3,474	$ 3,366
Effective tax rate	33.40%	32.50%	32.20%